SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 28, 2002
                                -----------------
                Date of report (Date of earliest event reported)

                    THE FIRST CONNECTICUT CAPITAL CORPORATION
                    -----------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                   CONNECTICUT
                                  ------------
                 (State or Other Jurisdiction of Incorporation)

                    811-0969                      06-0759497
                    --------                      -----------
               (Commission File Number) (IRS Employer Identification No.)

                    1000 BRIDGEPORT AVENUE, SHELTON, CT 06484
                    ----------------------------------- -----
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 944-5400
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



INFORMATION INCLUDED IN THIS REPORT

ITEMS 1 THROUGH 3, 4, 6, 8 AND 9 NOT APPLICABLE.


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ITEM 5.  OTHER EVENTS.

              Reference is made to the press release issued to the public by the registrant on July 15, 2002, the text of which is attached hereto as an exhibit, for a description of the events reported pursuant to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

          EXHIBIT NO.        DESCRIPTION

             99.1           Text of Press Release dated July 15, 2002.

             99.2           Copy of Asset Purchase Agreement dated June 28, 2002

             99.3           Copy of Stock Purchase Agreement dated June 28, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  JULY 15, 2002                  The First Connecticut Capital Corporation
        -------------


                                       /S/ LAWRENCE R. YURDIN
                                       By:  Lawrence R. Yurdin
                                       Its: President





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